UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2004

NATURAL GAS SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation or organization)	Number)	Identification No.)

2911 South County Road 1260 Midland, Texas		79706
(Address of Principal Executive Offices)		(Zip Code)

432-563-3974
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Unaudited Consolidated Financial Statements
Audited Consolidated Financial Statements
Unaudited Pro Forma Combined Financial Statements

     This Form 8-K/A amends the Form 8-K of Natural Gas Services Group, Inc., or the “Company”, dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005, to include the financial statements of Screw Compression Systems, Inc. and the pro forma financial statements identified in Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited consolidated financial statements of Screw Compression Systems, Inc. as of August 31, 2004 and for the eight-month periods ended August 31, 2004 and 2003 are included as Exhibit 99.1 hereto.

The audited consolidated financial statements of Screw Compression Systems, Inc. as of December 31, 2003 and for the years ended December 31, 2003 and 2002 are included as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed financial information required by this item is included in Exhibit 99.3 hereto. This information includes the Unaudited Pro Forma Combined Balance Sheet as of September 30, 2004, which assumes the Company’s acquisition of Screw Compression Systems, Inc. (the “Acquisition”) occurred on September 30, 2004; the Unaudited Pro Forma Combined Statement of Operations for the nine-month period ended September 30, 2004; and the Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003. Both statements of operations are presented to reflect the Acquisition as if it occurred at the beginning of the respective periods.

(c)	Exhibits

     The Exhibit listed below is filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
4.1	Stock Purchase Agreement, dated October 18, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated October 18, 2004 and filed with the Securities and Exchange Commission on October 21, 2004)

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Exhibit No.	Description
4.2	Amendment No. 1 to Stock Purchase Agreement, dated as of December 6, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated December 6, 2004 and filed with the Securities and Exchange Commission on December 6, 2004)

4.3	Stockholders’ Agreement, dated January 3, 2005, among Natural Gas Services Group, Inc., Paul D. Hensley, Tony Vohjesus and Jim Hazlett (Incorporated by reference to Exhibit 4.3 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

10.1	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Paul D. Hensley (Incorporated by reference to Exhibit 10.1 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

10.2	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Tony Vohjesus (Incorporated by reference to Exhibit 10.2 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

10.3	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Jim Hazlett (Incorporated by reference to Exhibit 10.3 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

10.4	Letter Agreement between Natural Gas Services Group, Inc. and Karifico (Incorporated by reference to Exhibit 10.4 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

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Exhibit No.	Description
99.1	The unaudited consolidated financial statements of Screw Compression Systems, Inc. as of August 31, 2004 and for the eight-month periods ended August 31, 2004 and 2003 are included as Exhibit 99.1 hereto

99,2	Audited Consolidated Financial Statements of Screw Compression Systems, Inc. for the fiscal years ended December 31, 2003 and 2002

99.3	Unaudited Pro Forma Condensed Financial Statements, including the Unaudited Pro Forma Combined Balance Sheet as of September 30, 2004, the Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2004, and the Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Wallace C. Sparkman
Wallace C. Sparkman, President

Dated: January 12, 2005

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Stock Purchase Agreement, dated October 18, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated October 18, 2004 and filed with the Securities and Exchange Commission on October 21, 2004)

4.2	Amendment No. 1 to Stock Purchase Agreement, dated as of December 6, 2004, by and among Natural Gas Services Group, Inc., Screw Compression Systems, Inc., Paul D. Hensley, Jim Hazlett and Tony Vohjesus (Incorporated by reference to Exhibit 4.1 of Form 8-K Report dated December 6, 2004 and filed with the Securities and Exchange Commission on December 6, 2004)

4.3	Stockholders’ Agreement, dated January 3, 2005, among Natural Gas Services Group, Inc., Paul D. Hensley, Tony Vohjesus and Jim Hazlett (Incorporated by reference to Exhibit 4.3 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

10.1	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Paul D. Hensley (Incorporated by reference to Exhibit 10.1 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

10.2	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Tony Vohjesus (Incorporated by reference to Exhibit 10.2 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

Exhibit No.	Description
10.3	Employment Agreement, dated January 3, 2005, between Screw Compression Systems, Inc. and Jim Hazlett (Incorporated by reference to Exhibit 10.3 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

10.4	Letter Agreement between Natural Gas Services Group, Inc. and Karifico (Incorporated by reference to Exhibit 10.4 of Form 8-K Report dated January 3, 2005 and filed with the Securities and Exchange Commission on January 7, 2005)

99.1	The unaudited consolidated financial statements of Screw Compression Systems, Inc. as of August 31, 2004 and for the eight-month periods ended August 31, 2004 and 2003 are included as Exhibit 99.1 hereto

99.2	Audited Consolidated Financial Statements of Screw Compression Systems, Inc. for the fiscal years ended December 31, 2003 and 2002

99.3	Unaudited Pro Forma Condensed Financial Statements, including the Unaudited Pro Forma Combined Balance Sheet as of September 30, 2004, the Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2004, and the Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2003